Scudder
Growth and
Income Fund

Fund Profile
October 1, 1995

11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

     * professional service from representatives who can answer your questions and execute your transactions

     * automated toll-free touchtone access to account information, share prices and yields, and to perform transactions

     * Scudder's quarterly shareholder newsletter, At the Helm

     * regular, informative reports about the performance of your Fund

Scudder wants you to make informed investment decisions. This Fund Profile contains key information about Scudder Growth and Income Fund. More details appear in the Fund's accompanying prospectus. Please read it carefully before you invest. If you have any questions, please call 1-800-225-2470.

64-9-105
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Scudder Growth and Income Fund

1. What Are The Fund's Objectives?

          Scudder Growth and Income Fund seeks long-term growth of capital, current income, and growth of income.

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2. What Does The Fund Invest In?

          The Fund invests primarily in stocks of companies which offer the prospect for growth of earnings while paying current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value.

          The Fund generally emphasizes investments in U.S.
          companies, although it may invest in foreign securities that meet the same criteria as the Fund's domestic holdings.

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3. What Are The Risks Of Investing In The Fund?

          Scudder Growth and Income Fund is managed as a conservative stock fund. Nonetheless, movements of the stock market will affect the Fund's share price, which is likely to vary from day to day. The value of your investment may decline as a result of declines in the overall stock market or in the types of securities held in the Fund. In rising markets, the types of stocks emphasized in the Fund may underperform other sectors of the stock market.

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4. For Whom Is This Fund Appropriate?

          You may wish to consider this Fund if you are seeking long-term growth of capital combined with the potential for current income and:

          *  plan to hold your investment for several years,

          *  can tolerate fluctuations in share price,

          * have or plan to have other investments for the benefit of diver-sification, and

          * understand the risks of stock market investing.


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5. What Are The Fund's Expenses And Fees?

          There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Growth and Income Fund, are:

          Shareholder transaction expenses-            Annual Fund operating expenses-
          fees charged directly to your account        fees paid by the Fund before it distributes
          for various transactions.                    its net investment income, expressed as a
                                                       percentage of the Fund's average daily net
          Sales Commission         None                assets. Figures below are for the fiscal year
          Commissions to Reinvest                      ended December 31, 1994, restated to
           Dividends               None                reflect what would have been payable for
          Redemption Fee           None                the fiscal year under the Investment
          Exchange Fee             None                Management Agreement dated August 9,
                                                       1994.

                                                       Investment management fee     0.53%
                                                       12b-1 fees                    None
                                                       Other expenses                0.32%
                                                                                     ----
                                                       Total Fund operating expenses 0.85%
                                                                                     ====

          Example: Assuming a 5% annual return         One Year                        $9
          and redemption at the end of each period,    Three Years                    $27
          the total expenses relating to a $1,000      Five Years                     $47
          investment would be:                         Ten Years                     $105

          This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

6. How Has The Fund Performed Historically?

          This chart shows how the Fund has performed over the past ten years, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate.

          Total returns for years
          ended December 31:


          1985         34.55
          1986         18.27
          1987          3.50
          1988         12.01
          1989         26.36
          1990         -2.33
          1991         28.16
          1992          9.57
          1993         15.59
          1994          2.60

The Fund's Average Annual Total Return for the period ended September 30, 1995

          One Year     19.58%
          Five Years   17.31%
          Ten Years    14.95%

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7. Who Manages The Fund?

          The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world.

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8. How Can I Invest?

          To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is only $1,000. Thereafter, additional investments may be made for as little as $100. You may also exchange shares free of charge within the Scudder Family of Funds.

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9. How Can I Redeem Shares?

          You may redeem shares at the current share price on any business day by telephone, fax, or mail.

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10. When Are Distributions Made?

          The Fund typically makes distributions in April, July, October, and December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.